EXHIBIT 32
                                                                  ----------

                          QUESTAR ASSESSMENT, INC.

                         CERTIFICATION PURSUANT TO
                    18 U.S.C. SECTION 1350, AS ADOPTED
                      PURSUANT TO SECTION 906 OF THE
                         SARBANES-OXLEY ACT OF 2002

        In connection with the Quarterly Report of QUESTAR ASSESSMENT, INC. (the "Company") on Form 10-QSB for the three months ending
January 31, 2008 as filed with the Securities and Exchange
Commission on the date hereof (the "Report"), each of the undersigned, Andrew L. Simon, Chief Executive Officer, and James J. Williams, Chief Financial Officer, of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of our knowledge:

        (1)   The Report fully complies with the requirements of
              Section 13(a) or 15(d) of the Securities Exchange Act of
              1934; and

        (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

March 31, 2008                                 /s/ ANDREW L. SIMON
                                               --------------------
                                               Chief Executive Officer

March 31, 2008                                 /s/ JAMES J. WILLIAMS
                                               ----------------------
                                               Chief Financial Officer

A SIGNED ORIGINAL OF THIS WRITTEN STATEMENT REQUIRED BY
SECTION 906, OR OTHER DOCUMENT AUTHENTICATING, ACKNOWLEDGING, OR OTHERWISE ADOPTING THE SIGNATURE THAT APPEARS IN TYPED FORM WITHIN THE ELECTRONIC VERSION OF THIS WRITTEN STATEMENT REQUIRED BY
SECTION 906, HAS BEEN PROVIDED TO QUESTAR ASSESSMENT, INC. AND WILL BE RETAINED BY QUESTAR ASSESSMENT, INC. AND FURNISHED TO THE SECURITIES AND EXCHANGE COMMISSION OR ITS STAFF UPON REQUEST.